                               [GRAPHIC OMITTED]

                           Emerging Growth Fund, Inc.
                          (Class A and Class B Shares)

                  Prospectus & Application -- March 1, 1999, as
                       supplemented through March 31, 1999
--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (the "Class A Shares") and Flag Investors Class B Shares (the "Class B Shares") of the Fund. These separate classes give you a choice as to sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)

TABLE OF CONTENTS


Investment Summary .........................    1
Fees and Expenses of the Fund ..............    2
Investment Program .........................    3
The Fund's Net Asset Value .................    4
How to Buy Shares ..........................    4
How to Redeem Shares .......................    5
Telephone Transactions .....................    5
Sales Charges ..............................    6
How to Choose the Class
   That Is Right for You ...................    8
Dividends and Taxes ........................    8
Investment Advisor and Sub-Advisor .........    9
Financial Highlights .......................   10
Application ................................  A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

--------------------------------------------------------------------------------


   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.

Risk Profile

      The Fund is suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above average long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.




                                [CHART OMITTED]


                         1989                32.20%
                         1990               -21.07%
                         1991                49.62%
                         1992                -9.18%
                         1993                -0.77%
                         1994                 5.03%
                         1995                37.34%
                         1996                18.20%
                         1997                20.74%
                         1998                 6.61%

-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 33.33% (quarter ended 12/31/98) and the lowest return for a quarter was -29.50% (quarter ended 4/30/90).

Average Annual Total Return (for periods ended December 31, 1998)


                                     Class A Shares(1)           S&P 500(2)      Russell 2000(5)
                                     ----------------------   ----------------   ------------------
Past One Year ............                   1.81%                 28.58%          -2.55%
Past Five Years ..........                  15.95%                 24.06%          11.47%
Past Ten Years ...........                  11.42%                 19.21%          12.92%
Since Inception ..........                  11.00%(12/30/87)       18.97%(3)       13.97%

                                     Class B Shares(1)           S&P 500(2)      Russell 2000(5)
                                     ----------------------   --------------   ------------------
Past One Year ............                 1.86%                    28.58%         -2.55%
Since Inception ..........                 9.39%(6/20/96)           29.68%(4)       9.64%

---------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 12/31/87 through 12/31/98.
(4) For the period from 6/30/96 through 12/31/98.
(5) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the Fund than the S&P 500 which tracks larger, more developed stocks.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                              Class A          Class B
                                                                               Shares           Shares
                                                                           Initial Sales       Deferred
                                                                               Charge        Sales Charge
Shareholder Transaction Expenses:                                           Alternative      Alternative
 (fees paid directly from your investment)                                ---------------   -------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ..................................        4.50%*          None
Maximum Deferred Sales Charge (Load) (as a percentage
 of original purchase price or redemption proceeds, whichever is lower)
   For purchases made before May 1, 1999 ..............................        0.50%*          4.00%**
   For purchases made on or after May 1, 1999 .........................        1.00%*          4.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...........        None            None
Redemption Fee ........................................................        None            None
Exchange Fee ..........................................................        None            None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)

Management Fees .......................................................        0.85%           0.85%
Distribution and/or Service (12b-1) Fees ..............................        0.25%           0.75%
Other Expenses (including a 0.25% shareholder servicing fee
 for Class B Shares) ..................................................        0.31%           0.56%
                                                                               ----            ----
Total Annual Fund Operating Expenses ..................................        1.41%           2.16%
                                                                               ====            ====

-----------
 * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A
   Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             1 year     3 years     5 years     10 years
                                                                            --------   ---------   ---------   ---------
 Class A Shares .......................................................       $587       $876        $1,186      $2,065
 Class B Shares .......................................................       $619       $976        $1,359      $2,128

 You would pay the following expenses if you did not redeem your shares

 Class A Shares .......................................................       $587       $876        $1,186      $2,065
 Class B Shares .......................................................       $219       $676        $1,159      $2,128

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities, and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition to the general risks of the stock markets, investing in small to mid-size companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies making such investments more speculative. In particular, the companies that the Fund invests in may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, com-plete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.


4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:



                                           Class A
                                        Sales Charge
                                           as % of
                                  -------------------------
                                   Offering     Net Amount       Class B
Amount of Purchase                   Price       Invested      Sales Charge
-------------------------------   ----------   ------------   -------------
Less than    $ 50,000 .........      4.50%        4.71%           None
$   50,000 - $ 99,999 .........      3.50%        3.63%           None
$  100,000 - $249,999 .........      2.50%        2.56%           None
$  250,000 - $499,999 .........      2.00%        2.04%           None
$  500,000 - $999,999 .........      1.50%        1.52%           None
$1,000,000 and over ...........      None         None            None

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:

     (i)   A qualified retirement plan;

     (ii) A Flag Investors fund payroll savings plan program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A or B Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve

Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                  Sales Charge as a Percentage
                                      of the Dollar Amount
                                       Subject to Charge
                         ----------------------------------------------
                          Class A Sales Charge     Class B Sales Charge
                                (as % of                 (as % of
Years Since Purchase         Cost or Value)           Cost or Value)
----------------------   ----------------------   ---------------------
First ................            1.00%*                   4.00%
Second ...............            0.50%*                   4.00%
Third ................            None                     3.00%
Fourth ...............            None                     3.00%
Fifth ................            None                     2.00%
Sixth ................            None                     1.00%
Thereafter ...........            None                     None

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more. For purchases of $1 million or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.



5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

      In general, if you intend to invest more than $100,000 your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares.

      Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee for as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.


Distribution Plans

      The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

      The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

      If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

      Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $8.8 billion of net assets as of December 31, 1998. Brown Trust is a Maryland trust company with approximately $3.2 billion under management as of December 31, 1998.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended October 31, 1998, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC and sub-advisory relationship with Brown Trust thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund and a new sub-advisory agreement among the Fund, ICC and Brown Trust in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November, 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior thereto, Mr. Meserve served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S. & E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.


(For a share outstanding throughout each period)

                                                             Class A Shares
                                    -----------------------------------------------------------------
                                                     For the Year Ended October 31,
                                    -----------------------------------------------------------------
                                         1998          1997         1996         1995         1994
                                    -------------  -----------  -----------  -----------  -----------
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ...........    $   23.17      $ 19.14      $ 17.09      $ 12.90      $ 14.02
                                      ---------      -------      -------      -------      -------
Income from Investment
 Operations:
 Expenses in excess of
   income ........................        (0.22)       (0.18)       (0.15)       (0.09)       (0.08)
 Net realized and
   unrealized gain/(loss)
   on investments ................        (2.82)        4.95         3.10         4.32         0.47
                                      ---------      -------      -------      -------      -------
 Total from Investment
   Operations ....................        (3.04)        4.77         2.95         4.23         0.39
                                      ---------      -------      -------      -------      -------
Less Distributions:
 Distributions from net
   realized short-term
   gains .........................        (0.21)       (0.21)       (0.30)          --           --
 Distributions from net
   realized mid-term and
   long-term gains ...............        (0.84)       (0.53)       (0.60)       (0.04)       (1.51)
                                      ---------      -------      -------      -------      -------
 Total distributions .............        (1.05)       (0.74)       (0.90)       (0.04)       (1.51)
                                      ---------      -------      -------      -------      -------
 Net asset value at end of
   period ........................    $   19.08      $ 23.17      $ 19.14      $ 17.09      $ 12.90
                                      =========      =======      =======      =======      =======
Total Return(3) ..................       (13.48)%      25.93%       18.19%       32.92%        3.75%
Ratios to Average Daily
 Net Assets:
 Expenses ........................         1.41%        1.44%        1.50%        1.50%        1.50%
 Expenses in excess of
   income ........................        (1.03)%      (0.97)%      (0.83)%      (0.64)%      (0.73)%
Supplemental Data:
 Net assets at end of
   period (000): .................    $  65,247      $71,123      $45,325      $38,127      $23,302
 Portfolio turnover rate .........           23%          42%          24%          39%          86%



                                                  Class B Shares
                                    -------------------------------------------
                                           For the Year          June 20, 1996(1)
                                              Ended                 through
                                           October 31,            October 31,
                                    --------------------------  ---------------
                                         1998          1997           1996
                                    -------------  -----------  ---------------
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ...........   $ 22.88        $  19.10       $ 19.22
                                     -------        --------       -------
Income from Investment
 Operations:
 Expenses in excess of
   income ........................     (0.37)(2)       (0.18)        (0.12)
 Net realized and
   unrealized gain/(loss)
   on investments ................     (2.77)           4.70            --
                                     -------        --------       -------
 Total from Investment
   Operations ....................     (3.14)           4.52         (0.12)
                                     -------        --------       -------
Less Distributions:
 Distributions from net
   realized short-term
   gains .........................     (0.21)          (0.21)           --
 Distributions from net
   realized mid-term and
   long-term gains ...............     (0.84)          (0.53)           --
 Total distributions .............     (1.05)          (0.74)           --
                                     -------        --------       -------
 Net asset value at end of
   period ........................   $ 18.69        $  22.88       $ 19.10
                                     =======        ========       =======
Total Return(3) ..................     14.11%          24.69%        (0.62)%
Ratios to Average Daily
 Net Assets:
 Expenses ........................      2.16%           2.19%         2.25%(4)
 Expenses in excess of
   income ........................     (1.77)%        (1.73)%       (1.67)%(4)
Supplemental Data:
 Net assets at end of
   period (000): .................    $5,155         $ 5,719        $  772
 Portfolio turnover rate .........        23%             42%           24%

-----------
1 Commencement of operations.
2 Calculation based on average shares.
3 Total return excludes the effect of sales charge.
4 Annualized.

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors Emerging    For assistance in completing
Growth Fund, Inc." and mail with this             this Application please call:
Application to:                                   1-800-553-8080, Monday through
 Flag Investors Funds (Eastern Time).             Friday, 8:30 a.m. to 5:30 p.m.
 P.O. Box 419663
 Kansas City, MO 64141-6663                       To open an IRA account, please
 Attn: Flag Investors Emerging Growth Fund, Inc.  call 1-800-767-3524 for an IRA information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

 [ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $_______

 [ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $__________




                 Your Account Registration (Please Print)


Existing Account No., if any: _______________

Individual or Joint Tenant                                    Gifts to Minors



-------------------------------------------------------       ----------------------------------------------------------------------
First Name     Initial  Last Name                             Custodian's Name (only one allowed by law)


-------------------------------------------------------       ----------------------------------------------------------------------
Social Security Number                                        Minor's Name (only one)


-------------------------------------------------------       -------------------------------    -----------------------------------
Joint Tenant    Initial  Last Name                            Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)


                                                              under the _____________________ Uniform Gifts to Minors Act
                                                                          State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address


-------------------------------------------------------       ----------------------------------------------------------------------
Name of Corporation, Trust or Partnership                     Street


----------------------       --------------------------       ----------------------------------------------------------------------
Tax ID Number                Date of Trust                    City                          State                        Zip

                                                              (    )
-------------------------------------------------------       ----------------------------------------------------------------------
Name of Trustees (if to be included in                        Daytime Phone
the Registration)


-------------------------------------------------------
For the Benefit of

                           Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Emerging Growth Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
  [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1 000,000



                        Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

     Fund Name         Account No.           Owner's Name       Relationship
     ---------         -----------           ------------       ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

       Income Dividends                     Capital Gains
       [ ] Reinvested in additional shares  [ ] Reinvested in additional shares
       [ ] Paid in cash                     [ ] Paid in cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commer-cial banks only.)

Minimum Initial Investment: $250 per class

Subsequent Investments (check one):    [ ] Monthly ($100 minimum per class)
[ ] Quarterly ($250 minimum per class)



                                                   Please attach a voided check.




----------------------------------    ------------------------------------------
Bank Name                             Depositor's Signature          Date

----------------------------------    ------------------------------------------
Existing Flag Investors Fund Account  Depositor's Signature (if      Date
No., if any                           joint acct., both  must sign)


                   Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ___________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $___________ , from Class A Shares and/or $___________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

   Frequency (check one):   [ ] Monthly   [ ] Quarterly (January, April,
                                              July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

   No, I/we do not want:   [ ] Telephone redemption privileges
                           [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

 Bank: ____________________________   Bank Account No.: ________________________


Address: ___________________________  Bank Account Name: _______________________

         ___________________________

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

  [ ] U.S. Citizen/Taxpayer:

    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    [ ] If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish either number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

  [ ] Non-U.S. Citizen/Taxpayer:

      Indicated country of residence for tax purposes: _________________________

      Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


----------------------------------    -----------------------------------------
Signature  Date                       Signature (if joint acct., both must sign)
                                                                      Date
--------------------------------------------------------------------------------

For Dealer Use Only

Dealer's Name: ______________________________ Dealer Code: ____________________

Dealer's Address: ___________________________ Branch Code: ____________________

                  ___________________________

Representative: _____________________________ Rep. No.: _______________________

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



               Sub-Advisor                                    Distributor
BROWN INVESTMENT ADVISORY & TRUST COMPANY                ICC DISTRIBUTORS, INC.
              Furness House                               Two Portland Square
              19 South Street                             Portland, Maine 04101
         Baltimore, Maryland 21202



       Transfer Agent                                   Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                      PRICEWATERHOUSECOOPERS LLP
       One South Street                                  250 West Pratt Street
   Baltimore, Maryland 21202                           Baltimore, Maryland 21201
       1-800-553-8080



       Custodian                                          Fund Counsel
  BANKERS TRUST COMPANY                            MORGAN, LEWIS & BOCKIUS LLP
   130 Liberty Street                                   1701 Market Street
New York, New York 10006                        Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]

                                 Flag Investors
                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                 (800) 767-FLAG











--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

                                       Investment Company Act File No. 811-5320
--------------------------------------------------------------------------------
                                                                           EGPRS
                                                                            4/99

                               [GRAPHIC OMITTED]
                                 FLAG INVESTORS
                           Investing With A Difference


                           Emerging Growth Fund, Inc.
                             (Institutional Shares)

                  Prospectus & Application -- March 1, 1999, as
                       supplemented through March 31, 1999
================================================================================

This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of BT Alex. Brown Incorporated on behalf of their clients. (See "How to Buy Institutional Shares.")


TABLE OF CONTENTS


Investment Summary ................................    1
Fees and Expenses of the Institutional Shares .....    2
Investment Program ................................    2
The Fund's Net Asset Value ........................    3
How to Buy Institutional Shares ...................    3
How to Redeem Institutional Shares ................    4
Telephone Transactions ............................    4
Dividends and Taxes ...............................    4
Investment Advisor and Sub-Advisor ................    5
Financial Highlights ..............................    6
Application .......................................   A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

================================================================================

   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.

Risk Profile

      The Fund is suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above average long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Institutional Shares both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                              Institutional Shares
                          For years ended December 31,


                           1997                1998

                          21.08%                6.72%


------------------------
      During the 2-year period shown in the bar chart, the highest return for a quarter was 33.41% (quarter ended 12/31/98) and the lowest return for a quarter was -23.02% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1998)

                                   Institutional                             Russell
                                     Shares(1)              S&P 500(2)       2000(4)
                            ----------------------------   ------------   -----------
Past One Year ...........         6.72%                     28.58%           -2.55%
Since Inception .........        14.70%(11/2/95)            29.07%(3)        13.32%(3)

------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 10/31/95 through 12/31/98.
(4) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the perfomance of the Fund than the S&P 500 which tracks larger, more developed stocks.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.


Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ............................    None
Maximum Deferred Sales Charge (Load) ........................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................    None
Redemption Fee ..............................................................    None
Exchange Fee ................................................................    None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .............................................................   0.85%
Distribution and/or Service (12b-1) Fees ....................................    None
Other Expenses ..............................................................   0.31%
                                                                                -----
Total Annual Fund Operating Expenses ........................................   1.16%
                                                                                =====

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year     3 years     5 years     10 years
                                         --------   ---------   ---------    ---------
   Institutional Shares ..............   $118          $369        $638       $1,409

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities, and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition to the general risks of the stock markets, investing in small to mid-size companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies making such investments more speculative. In particular, the companies that the Fund invests in may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, invest-ments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:
      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).
      o A defined contribution plan with assets of at least $75 million.
      o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $500,000.

      The following are exceptions to this minimum:

      o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown purchasing shares for the accounts of their investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimile.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

      The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long theFund held the assets. The Fund will tell you annually how to treat dividends and distributions.

      If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information on taxes is in the Statement of Additional Information.

      Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $8.8 billion of net assets as of December 31, 1998. Brown Trust is a Maryland trust company with approximately $3.2 billion under management as of December 31, 1998.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended October 31, 1998, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory with ICC and sub-advisory relationship with Brown Trust thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund and a new sub-advisory agreement among the Fund, ICC and Brown Trust in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November, 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior thereto, Mr. Meserve served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S. & E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Institutional Shares' financial performance since the class began operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                             Institutional Shares
                                                              --------------------------------------------------
                                                                     For the Year              For the Period
                                                                         Ended               November 2, 1995(1)
                                                                      October 31,            through October 31,
                                                              ---------------------------   --------------------
                                                                   1998           1997              1996
                                                              -------------   -----------   --------------------
Per Share Operating Performance:
 Net asset value at beginning of period ...................     $  23.25        $ 19.15           $ 17.45
                                                                --------        -------           -------
Income from Investment Operations:
 Expenses in excess of investment income ..................        (0.17)(2)     ( 0.26)            (0.12)
 Net realized and unrealized gain/(loss)
   on investments. ........................................        (2.86)          5.10              2.72
                                                                ----------      -------           -------
 Total from Investment Operations .........................        (3.03)          4.84              2.60
                                                                ----------      -------           -------
Less Distributions: .......................................
 Distributions from net realized short-term gains .........        (0.21)        ( 0.21)            (0.30)
 Distributions from net realized mid-term and
   long-term gains ........................................        (0.84)        ( 0.53)            (0.60)
                                                                ----------      -------           -------
 Total distributions ......................................        (1.05)        ( 0.74)            (0.90)
                                                                ----------      -------           -------
 Net asset value at end of period .........................     $  19.17        $ 23.25           $ 19.15
                                                                ==========      =======           =======
Total Return ..............................................       (13.39)%        26.36%            16.48%
Ratios to Average Daily Net Assets:
 Expenses .................................................         1.16%          1.19%             1.25%(3)
 Expenses in excess of income .............................       ( 0.76)%        (0.74)%           (0.61)%(3)
Supplemental Data:
 Net assets at end of period (000) ........................     $  6,243        $13,068           $19,751
 Portfolio turnover rate ..................................           23%            42%               24%(3)

-----------
1 Commencement of operations.
2 Calculations based on average shares.
3 Annualized.

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight carrier to:                 For assistance in completing this Application please call:
 Flag Investors Funds                                               1-800-553-8080, Monday through Friday,
 8:30 a.m. to 5:30 p.m. (Eastern Time).
 330 West Ninth Street, First Floor
 Kansas City, MO 64105
 Attn: Flag Investors Emerging Growth Fund, Inc.

If you are paying by check, make check payable to "Flag Investors Emerging Growth Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

------------------------------------------------------------------------------------------------------------------------------------
                                              Your Account Registration (Please Print)


Name on Account                                                    Mailing Address

----------------------------------------------------------         -----------------------------------------------------------------
Name of Corporation, Trust or Partnership                          Name of Individual to Receive Correspondence


--------------------------                                         -----------------------------------------------------------------
Tax ID Number                                                      Street

/ / Corporation / / Partnership / / Trust                          -----------------------------------------------------------------
/ / Non-Profit or Charitable Organization / / Other______          City                                             State      Zip

If a Trust, please provide the following:                          (  )
                                                                   -----------------------------------------------------------------
                                                                   Daytime Phone

------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                               For the Benefit of

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                                                         Initial Investment
Indicate the amount to be invested and the method of payment:
/ / A. By Mail: Enclosed is a check in the amount of $____________ payable to Flag Investors Emerging Growth Fund, Inc.

/ / B. By Wire: A bank wire in the amount of $____________ has been sent from________________________ ______________________________
                                                                                    Name of Bank           Wire Control Number
     Wire Instructions
     Follow the instructions below to arrange for a wire transfer for initial investment:
     o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
     o Call 1-800-553-8080 to obtain new investor's Fund account number.
     o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
       IFTC
       a/c Flag Investors Funds
       Acct. # 7528183
       ABA # 1010-0362-1
       Kansas City, Missouri 64105
     Please include the following information in the wire:
     o Flag Investors Emerging Growth Fund, Inc. -- Institutional Shares
     o The amount to be invested
     o "For further credit to __________________________________."
                               (Investor's Fund Account Number)


                                                        Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.

           Income Dividends                                        Capital Gains
           / / Reinvested in additional shares                     / / Reinvested in additional shares
           / / Paid in cash                                        / / Paid in cash


                                                       Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges
(with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

                      No, I do not want: / / Telephone redemption privileges / / Telephone exchange privileges
                        Redemptions effected by telephone will be wired to the bank account designated below.

                                      Bank Account Designation (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

------------------------------------------------------------------------------------------------------------------------------------
Name of Bank                                                       Branch

------------------------------------------------------------------------------------------------------------------------------------
Bank Address                                                       City/State/Zip

------------------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

------------------------------------------------------------------------------------------------------------------------------------
Account Number                                                     A.B.A. Number


                                                 Signature and Taxpayer Certificate
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

/ / U.S. Citizen/Taxpayer:

   / / I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
       Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
       the IRS has notified me that I am no longer subject to backup withholding.

   / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer
       Agent at 800-553-8080.)

/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: ____________________________________________________
   Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                          Date

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                          Date

                                            Person(s) Authorized to Conduct Transactions


The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any __________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


----------------------------------------------------------         -----------------------------------------------------------------
Name/Title                                                         Signature                                       Date

----------------------------------------------------------         -----------------------------------------------------------------
Name/Title                                                         Signature                                       Date

----------------------------------------------------------         -----------------------------------------------------------------
Name/Title                                                         Signature                                       Date

----------------------------------------------------------         -----------------------------------------------------------------
Name/Title                                                         Signature                                       Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC")
may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of
ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
------------------------------------------------------------------------------------------------------------------------------------

                                                      Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I __________________________, Secretary of the above-named investor, do hereby certify that at a meeting on_______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named
Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.

This ______ day of __________, 199_                         Secretary_______________________________________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                            Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this
Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                            Date

------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                            Date

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202


           Sub-Advisor                                    Distributor
    BROWN INVESTMENT ADVISORY                       ICC DISTRIBUTORS, INC.
         & TRUST COMPANY                              Two Portland Square
          Furness House                              Portland, Maine 04101
         19 South Street
    Baltimore, Maryland 21202


         Transfer Agent                             Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                  PRICEWATERHOUSECOOPERS LLP
        One South Street                             250 West Pratt Street
    Baltimore, Maryland 21202                      Baltimore, Maryland 21201
         1-800-553-8080


            Custodian                                    Fund Counsel
      BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                             1701 Market Street
    New York, New York 10006                   Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]
                                 FLAG INVESTORS
                          Investing With A Difference

                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG



--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

   o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

   o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

     For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

                                       Investment Company Act File No. 811-5320
--------------------------------------------------------------------------------
                                                                          EGIPRS
                                                                            4/99

                       BROWN INVESTMENT ADVISORY & TRUST
                            EMERGING GROWTH SHARES
             (A Class of Flag Investors Emerging Growth Fund, Inc.)
    (formerly, Alex. Brown Capital Advisory & Trust Emerging Growth Shares)

                        Prospectus -- March 1, 1999, as
                      supplemented through March 31, 1999

--------------------------------------------------------------------------------



This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.


The Fund offers Brown Investment Advisory & Trust Shares (the "Shares") solely for the discretionary accounts of Brown Investment Advisory & Trust Company and its affiliates. (See "How to Buy Shares.")

TABLE OF CONTENTS


Investment Summary .........................   1
Fees and Expenses of the Shares ............   2
Investment Program .........................   2
The Fund's Net Asset Value .................   3
How to Buy Shares ..........................   3
How to Redeem Shares .......................   3
Dividends and Taxes ........................   4
Investment Advisor and Sub-Advisor .........   4
Financial Highlights .......................   6


--------------------------------------------------------------------------------
  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.


Risk Profile

      The Fund is suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above average long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.


Fund Performance

      The following bar chart and table show the performance of the Shares for the calendar year ended December 31, 1998 and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                            Brown Investment Advisory
                                 & Trust Shares
                      For the year ended December 31, 1998









                               1998     6.86%









      During the 1-year period shown in the bar chart, the highest return for a quarter was 33.45% (quarter ended 12/31/98) and the lowest return for a quarter was -23.04% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1998)

                                        Brown
                                     Investment
                                  Advisory & Trust                          Russell
                                       Shares(1)            S&P 500(2)      2000(4)
                             --------------------------   ------------   ------------
Past One Year. ...........               6.86%               28.58%          --2.55%
Since Inception. .........              17.74%(5/9/97)       31.38%(3)        14.54%(3)

------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 4/30/97 through 12/31/98.
(4) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the performance of the Fund than the S&P 500 which tracks larger, more developed stocks.

FEES AND EXPENSES OF THE SHARES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ............................   None
Maximum Deferred Sales Charge (Load) ........................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................   None
Redemption Fee ..............................................................   None
Exchange Fee ................................................................   None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .............................................................   0.85%*
Distribution and/or Service (12b-1) Fees ....................................   None
Other Expenses ..............................................................   0.31%
                                                                                -----
Total Annual Fund Operating Expenses ........................................   1.16%
                                                                                =====

------------------------
* Brown Investment Advisory & Trust Company intends to waive its advisory fee at the account level for client assets invested in Shares.

Example:

     This Example is intended to help you compare the cost of investing in the Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years     5 years     10 years
   Brown Investment Advisory   --------   ---------   ---------   ---------
    & Trust Shares .........    $118        $369        $638        $1,409

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities, and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition to the general risks of the stock markets, investing in small to mid-size companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies making such investments more speculative. In particular, the companies that the Fund invests in may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      Only Brown Investment Advisory & Trust Company and its affiliates may acquire Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor. There is no minimum for initial or subsequent investments in Shares.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      Shares may be redeemed by, or at the direction of, Brown Investment Advisory & Trust Company, or an affiliate, by transmitting an order through the Fund's distributor or the Transfer Agent. Contact them for details. Payment for redeemed Shares will be made by, or at the direction of, Brown Investment Advisory & Trust Company, or an affiliate. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days. Any dividends payable on Shares you redeem will be paid on the next dividend payable date.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

      The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

      If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the Shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information on taxes is in the Statement of Additional Information.

      Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $8.8 billion of net assets as of December 31, 1998. Brown Trust is a Maryland trust company with approximately $3.2 billion under management as of December 31, 1998.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended October 31, 1998, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC and sub-advisory relationship with Brown Trust thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund and a new sub-advisory agreement among the Fund, ICC and Brown Trust in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November, 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior thereto, Mr. Meserve served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S. & E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Brown Investment Advisory & Trust Shares' financial performance since the class began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                               For the Year       For the Period
                                                                   Ended          May 9, 1997(1)
                                                                October 31,     through October 31,
                                                                   1998                1997
                                                              --------------   --------------------
Per Share Operating Performance:
 Net asset value at beginning of period ...................      $  23.24           $ 18.64
                                                                 --------           -------
Income from Investment Operations:
 Expenses in excess of income .............................         (0.17)(2)         (0.06)
 Net realized and unrealized gain/(loss)
   on investments. ........................................         (2.83)             4.66
                                                                 ----------         --------
 Total from Investment Operations .........................         (3.00)             4.60
                                                                 ----------         --------
Less Distributions:
 Distributions from net realized short-term gains .........         (0.21)               --
 Distributions from net realized mid-term and
   long-term gains ........................................         (0.84)               --
                                                                 ----------         --------
 Total distributions ......................................         (1.05)               --
                                                                 ----------         --------
 Net asset value at end of period .........................      $  19.19           $ 23.24
                                                                 ==========         ========
Total Return ..............................................        (13.26)%           24.68%
Ratios to Average Daily Net Assets:
 Expenses .................................................          1.16%             1.19%(3)
 Expenses in excess of income .............................         (0.80)%           (0.69)%(3)
Supplemental Data:
 Net assets at end of period (000) ........................      $ 46,628           $35,653
 Portfolio turnover rate ..................................            23%               42%

-----------
(1) Commencement of operations.
(2) Calculation based on average shares.
(3) Annualized.

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.


                   (Brown Investment Advisory & Trust Shares)




                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202


            Sub-Advisor                                   Distributor
      BROWN INVESTMENT ADVISORY                      ICC DISTRIBUTORS, INC.
         & TRUST COMPANY                              Two Portland Square
          Furness House                               Portland, Maine 04101
         19 South Street
      Baltimore, Maryland 21202



         Transfer Agent                            Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                  PRICEWATERHOUSECOOPERS LLP
       One South Street                             250 West Pratt Street
   Baltimore, Maryland 21202                      Baltimore, Maryland 21201
       1-800-553-8080



        Custodian                                        Fund Counsel
  BANKERS TRUST COMPANY                           MORGAN, LEWIS & BOCKIUS LLP
   130 Liberty Street                                 1701 Market Street
New York, New York 10006                       Philadelphia, Pennsylvania 19103

===============================================================================
 You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-3524:

  o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

  o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-3524 or your securities dealer or servicing agent.



                                       Investment Company Act File No. 811-5320
===============================================================================